Exhibit 99.1








BioArchive

Cesca Therapeutics Inc. (NASDAQ:KOOL) is now ThermoGenesis Holdings, Inc. (NASDAQ:THMO)

"A solution provider for automated cell processing tools and services in the cell & gene therapy field"

Corporate Strategy Update Accompanying 2019Q3's Earning Call

Updated: November 20, 2019

ThermoGenesis

Disclosure and Forward Looking Statement

This presentation includes statements of future expectations and other forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current views and assumptions, speak only as of the date hereof and are subject to change. Forward-looking statements can often be identified by words such as “may,” “could,” “potential,” “continue,” and similar expressions and include, but are not limited to, statements regarding research and product commercialization. These forward-looking statements are not guarantees of future results and are subject to known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially and adversely from those expressed or implied in such statements. A more complete description of risks that could cause actual events to differ from the outcomes predicted by these forward-looking statements is set forth under the caption "Risk Factors" in our Annual Report on Form 10-K, in our Quarterly Reports on Form 10-Q, and in other reports filed with the Securities and Exchange Commission from time to time, and you should consider each of those factors when evaluating the forward-looking statements. We undertake no obligation to revise or update publicly any forward-looking statements for any reason, except as required by law.

ThermoGenesis – Company Overview

– A leading automated cell processing tool and service provider for the cell and gene therapy field

- **COMPANY HISTORY:** Founded in 1986, the Company is headquartered in Sacramento, CA with ~60 FTE.
- **NEW COMPANY IDENTITY:** Previous known as Cesca Therapeutics, Inc. (Nasdaq:KOOL), effective as of November 1, 2019, the company changed its name and ticker to ThermoGenesis Holdings, Inc. (**Nasdaq:THMO**), with a new company website www.thermogenesis.com
- **KEY BUSINESS FOCUS:** *ThermoGenesis*® has been a well-respected brand for automated cell separation and cryostorage technologies in the stem cell and cord blood industry for over two decades. In recent years, the company has successfully launched a series of new devices, including the CAR-TXpress™ cellular processing platform, for large scale cellular processing for immune cell-based therapeutics, such as chimeric antigen receptor (CAR) T-cell therapies.
- **RECENT CHANGES:** Recognizing the potential of its proprietary technologies, the company is committed to focus on the tools and services in the global cell and gene therapy market. The company has also decided to terminate its current clinical programs in regenerative medicine field in order to focus exclusively on becoming a preferred solution provider for cell processing technologies and services. In doing so, the company has most recently entered a definitive agreement with HealthBanks Biotech (USA) to form a joint venture named ImmuneCyte Life Sciences Inc. to initiate immune cell banking and cell contract development and manufacturing services (CMO/CDMO) using the company's proprietary CAR-TXpress™ platform.
- **PROPRIETARY TECHNOLOGIES:** The Company has developed a revolutionary **Buoyancy-Activated Cell Sorting (BACS)** platform technology, a patent protected high efficiency cell sorting technology using lipid microbubbles. The Company currently offers three lines of cell processing products:
  - ***CAR-TXpress™ Based on BACS Technology,*** including X-Lab® System for the rapid cell isolation, X-Wash® System for cell washing and reformulation, X-Mini™ reagent kits, and X-BACS™ System (under development) for large scale cellular manufacturing in CAR-T therapies.
  - ***AXP® and BioArchive® for Clinical BioBanking,*** allowing for automated processing and cryostorage of cord blood and clinical samples.
  - ***PXP® for Point-of-Care Applications,*** allowing for automated processing of autologous peripheral blood or bone marrow derived stem cells at the point-of -care locations such as surgical centers or clinics.

ThermoGenesis ("TG") – Mission

– A leading automated cell processing tool and service provider for the cell and gene therapy field

MISSION

Ensure the future benefit of cell and gene therapy to everyone in need through reduction of drug manufacturing cost and increased patient accessibility.

ThermoGenesis

Aggressive Revenue Growth & Cost Reduction Strategy

– Two years of progressive transformation with the company to achieve profitability

Red: revenue growth measures
Green: cost reduction measures

Past Two (2) Years


July 2017
Cesca completes SynGen Acquisition
Receives First BACS Patent from USPTO
Oct 2017
Receives Second BACS Patent from USPTO
Feb 2018
Launched AXP II® platform for stem cell banking
Mar 2018
CDMO collaboration with IncoCell for China market
May 2018
Launched CAR-TXpress automated cell processing platform for large scale CAR-T manufacturing
July 2018
Launched PXP platform for point-of-care (PoC) clinical applications
Oct 2018
Completed reorganization to reduce costs and streamline operations
Dec 2018
Cost reduction with AXP disposable to decrease costs by 25%
Jan 2019
Completes in-house clean room to reduce production costs of X-Series cartridges
Feb 2019
TG signs PXP Supply Agreement with Orthohealing Center Management
Apr 2019
Launched enhanced X-MINI CD3 selection kit for research market
Sept 2019
X-Series global distribution agreement with CLS, a global Fortune 500 company
Oct 2019
Formed ImmuneCyte JV[1] for immune cell banking and CMO/CDMO services
Nov 2019
ThermoGenesis
Trading Ticker changed to Nasdaq:THMO

[1] Note: **ImmuneCyte JV** is 20% owned by ThermoGenesis, including certain anti-dilution rights, and 80% owned by Healthbanks Biotech (USA).

ThermoGenesis

Stronger Financial Performance

– Steady improvement in financial results since 2018


Revenue
($ in millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.9
$2.0
$3.1
$2.7
$3.0
$4.3
$4.1
2018 Q1
2018 Q2
2018 Q3
2018 Q4
2019 Q1
2019 Q2
2019 Q3


Gross Profit
($ in millions)
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$0.4
$0.4
$0.7
$0.8
$1.3
$2.0
$1.9
2018 Q1
2018 Q2
2018 Q3
2018 Q4
2019 Q1
2019 Q2
2019 Q3


Operating Expenses
($ in millions – excluding impairment charges)
$4.0
$2.0
$0.0
$3.6
$3.7
$2.6
$2.8
$2.2
$2.2
$2.2
2018 Q1
2018 Q2
2018 Q3
2018 Q4
2019 Q1
2019 Q2
2019 Q3

2019 YTD Q3 as compared to 2018 YTD Q3

- Revenues increased by 62%
- Gross profit up 300%
- OpEx down 33%

ThermoGenesis

Adjusted EBITDA Steadily Increased, Reaching Positive

– Result of combined measures to increase revenue and reduce costs


Adjusted EBITDA by Quarter
2018 Q1 – 2019 Q3
($ in millions)
$0.5
$0.0
-$0.5
-$1.0
-$1.5
-$2.0
-$2.5
-$3.0
-$3.5
-$2.9
-$3.0
-$1.6
-0.80
-0.50
0.053
0.125
Approaching Inflection Point

- Key metric used by the Company to determine cash-based results
  - Adjusted EBITDA is a non-GAAP financial measure[1] and is defined as earnings before interest, taxes, depreciation, amortization, stock compensation and impairment of intangible assets
- Significant improvement over the past year, from a loss of $3.0M per quarter at the beginning of 2018 to last two consecutive quarters with **positive** Adjusted EBITDA results
- 2019Q3 Adjusted EBITDA reached **$125K, up 136%** compared to a positive $53K in 2019Q2.

[1] Note: See reconciliation to net income (loss) in the Company's Form 10-Q for the period ended September 30, 2019 filed with the Securities and Exchange Commission on November 19, 2019.

ThermoGenesis

Our Automated Cell Processing Product Line

– From stem cell banking, to point-of-care clinical applications, to large scale cellular processing

1. AXP® Platform for Stem Cell Banking

2. PXP® Platform for Point-of-Care Clinical Application

3. CAR-TXpress™ Platform for Large Scale Cell Manufacturing



AXP II®



BioArchive®

PXP®




High Efficiency Low Cost
Ficoll Free Beads Free
Best in Class Practice
Isolation of MNCs
Selection of CD3+ Cells
Modification
Expansion
Volume Reduce/ Harvest
Final Formulation
X-WASH® Washing and Volume Reduction
X-LAB® Superior Isolation of MNC's
X-BACS® Superior Selection of CD3+ Cells
Freezing
Patient
BioArchive® Automated Storage and Retrieval
Proprietary CAR-TXpress™ Platform with Patented X-BACS™ Technology

ThermoGenesis®

AXP®: Leading Automated Technology for Cord Blood Banks

– Fully automated system for the isolation of stem cells from cord blood with superior performance



AXP II®



BioArchive®

NYBC National Cord Blood Program AXP Processing Results: N=34,011 CBUs				
	Recovery (Post-processing)		Volume (Post processing)	CD 34+ viability (Post-processing)
	% MNC	% CD34+	(mL)	(%)
Mean	91.6	96.6	20.99	99.3
Std. Dev.	9.8	17.5	0.09	0.65

Over **1 million** large scale automated processing procedures done worldwide using AXP® platform

AXP/BA® Customers includes top public and private cord blood banks worldwide


Cbr
cordlife
HealthBaby
國際臍帶血庫企業集團
Global Cord Blood Corporation

- *300+ BioArchive Systems worldwide at 129 sites in 37 countries*
- *BioArchive Systems also used in 4 FDA approved BLAs (from NYBC, MD Anderson, Cleveland Clinic & Duke)*

ThermoGenesis

Our Future: Enabling Next-Generation Cell Therapies

– Cell & gene therapies are advancing rapidly around the world, especially for CAR-T cell therapies

Worldwide Trials

- *800+ Clinical Trials*
- *900+ Companies*

Global Market

- *Global regenerative medicine and cell therapy market to grow to US$ 67.6 Billion by 2020*

Number of Initiated FDA Clinical Trials per Year



125
100
75
50
25
CAR-T trials
TCR trials
Total CAR-T/TCR
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018



50
315
5
10
13
119
16
4
7
7
292
12
19
16

CAR-T Cell & Gene Therapy Trials Globally

Source: [1] National Academy of Medicine (2017)
[2] Clinicaltrial.gov database (as of 8.31, 2019)
[3] Alliance for Regenerative Medicine Quarterly Data Report Q2 2019

ThermoGenesis

11 TG Addresses Critical Needs for Lowing CAR-T Drug Cost

– Current CAR-T manufacturing process is labor-intensive, time consuming and extremely costly.



Scaling up production (33%)
Reimbursement process (25%)
Lengthy development timelines (33%)
Other (9%)

Survey indicates main hurdles for commercial success in CAR-T cell therapeutics are:

- Manufacture Scale Up (33%)
- Reimbursement Process (25%)
  (indirectly linked to manufacture cost)

} > 58%

Source: RegMedNet pool



CAR-T Manufacture Cost
20%
20%
20%
40%
Equipment & reagent cost
cGMP processing time
FTE overhead
Viral vector production

Currently, the drug costs for the two approved CAR-T cell therapies in the U.S. are ***$475,000*** *and* ***$373,000*** *per dose, making them among the most expensive drugs in the market; manufacture cost for each dose of CAR-T therapeutics exceeds* ***$100,000+ USD***

ThermoGenesis

12 Our CAR-TXpress™ Proprietary Cell Processing Platform

*– CAR-TXpress is modular designed, semi-automated, closed system for large-scale, high-efficiency cell manufacturing, potentially could reduce **2/3** of the manufacturing cost of CAR-T therapeutics.*


High Efficiency Low Cost
Ficoll-Free Beads-Free
Best-in-Class Practice
IL-2, CD3, DNA
Gene Insertion
Volumes May Exceed 5 L
Additional IL-2 Infused
Isolation of MNCs
Selection of CD3+ Cells
Modification
Expansion
Volume Reduce/ Harvest
10 – 14 days
Final Formulation
X-WASH®
Washing and Volume Reduction
X-LAB®
Superior Isolation of MNC's
X-BACS®
Superior Selection of CD3+ Cells
Freezing
Patient
Direct Infusion
BioArchive®
Automated Storage and Retrieval
Patient
Direct Infusion

Proprietary CAR-TXpress™ Platform
with Patented X-BACS™ Technology

Revolutionary design to significantly reduce processing time while improving cell recovery

ThermoGenesis technology reduces cell selection time from eight hours to two hours

- Saves on cGMP
- Saves on staff time
- Increases throughput per clean room


Hours
8
7
6
5
4
3
2
1
0
Existing Process
75% Reduction
CAR-TXpress™

Improves cell recoveries after isolation and selection by up to 45% and 50%, respectively


100
90
80
70
60
50
40
30
20
10
% Recovery
Manual Process
65.0%
60.5%
CAR-TXpress
94.5%
90.8%
Ficoll** & Magnetic Beads***
X-LAB* & X-BACS

ThermoGenesis

Our Patent Protected BACS Technology

– Proprietary, new approach for separating cells from blood using a "bubbles"


Target cells
w/ beads
Non-Target cells
w/o beads
Magnet
Magnet

Traditional Technology:
Magnetic Activated Cell Sorting (MACS)

What It Is:

- BACS uses microscopic bubbles (each smaller than a single cell) as cell isolation reagents.
- The microbubbles are ruggedized with lipid shells, to which antibodies are attached to bind them *only to the target cell type* in a mixture of cell types (such as blood)
- In a centrifuge, target cells with their bound microbubbles float, while all other (unwanted) cells sink


cell
mixture
add
microbubbles
mix
centrifuge
1
2
3
4
Target cells
w/ bubble
Microbubble
Non-target Cell
Target Cell
Non-Target cells
w/o bubble



Newly Patented Technology

Our Cutting-Edge Technology:
Buoyancy Activated Cell Sorting (BACS)

ThermoGenesis

X-Series® Products from CAR-TXpress™ Platform

– Highly efficient cell processing, washing and formulation of various cell and gene therapy products

X-LAB
Harvests & purifies MNCs from blood, bone marrow or leukapheresis, depleting up to: 99% of RBCs, 70% of GRNs, 85% of PLTs, and excess plasma volume.

X-WASH
Medium exchange to reduce spent media contamination by up to 6 logs with multiple washes, to remove DMSO, growth factors, cell debris, free viruses, etc.

X-BACS
Harvests target cells (i.e. CD3, CD4, CD8) from MNC fraction of blood, bone marrow or leukapheresis, using micro-bubble technology.

X-MINI
Small scale quick isolation of target cells (i.e. CD3, CD4, CD8) from cell culture or whole blood, using micro-bubble technology.






X-BACS Docking Station


ThermoGenesis

Global Distribution Agreement for X-Series Products

– Partnership with CLS to distribute X-Series products worldwide

Key Terms for Global Distribution Agreement:

- Fortune 500 company with global sales force
- $2M upfront license fee (Received)
- Covers entire X-Series product line
- Worldwide exclusive rights, excluding China for the first two years
- Five year term, renewable

ThermoGenesis Retains All Rights in:

- Continue to direct sell to the clinical point-of-care market
- Retain all rights to use CAR-TXpress™ for cell contract manufacturing services

ThermoGenesis

ThermoGenesis' Future Growth Strategy

– Transforming from a medical device company to a leading solution provider for cell & gene therapies



Through Global Distribution Partnership
CAR-TXpress off-the-shelf product
Through ImmuneCyte Joint Venture
CMO/CDMO services for cell manufacturing
Through Global Partnerships
Solution provider for cell & gene therapies
2019
2020
2021
2022
2023
2024

ThermoGenesis

ThermoGenesis Establishes TG-HealthBanks Joint Venture

– ImmuneCyte is among the first U.S. cell banks that provide GMP quality immune cell banking services to healthy individuals as fee-for-services

ImmuneCyte is among the first cell banks in the U.S. to provide clients with the opportunity to bank their own healthy immune cells for future use as a resource for immunotherapies, such as dendritic cell and CAR-T cell therapies.

Easy Process ImmuneCyte collects 200ml of blood, processes and store the purified immune cells in –196 Celsius liquid nitrogen for long-term storage.

Proprietary Technology is empowered by ThermoGenesis' proprietary CAR-TXpress™ cell processing platform, an automated, functionally closed system that meets full cGMP compliance.

HealthBanks Biotech (USA) headquartered in Irvine, California, is one of the leading stem cell bank networks in the world, accredited by the FDA, AABB, CAP and ISO.



cGMP Compliant

With Processing Data Monitoring


BioArchive

Note: Joint venture is 80% owned by Healthbanks Biotech (USA) with ThermoGenesis holding a 20% interest, including certain anti-dilution rights.

ThermoGenesis

18

We Address Critical Unmet Needs in Patient Accessibility

– ImmuneCyte stores someone's healthy immune cells now for his/her future use, therefore, to improve the opportunities of accessing future CAR-T immunotherapies when needed.

*Immunotherapy, such as CAR-T cell, has become one of the most promising methods for treating cancer. However, a significant portion (can be as high as **30-50%**) of patients FAIL to enroll or getting sufficient CAR-T cells made when needed [2,3].*

Scientific Rationale to Bank One's Immune Cells

1) The biological function of everyone's immune system declines rapidly with age and can be negatively affected by other medical conditions;
2) Most standard cancer therapies, such as chemotherapies and radiation, destroy immune system;
3) In advanced cancer, tumor cells may metastasize, invade and "contaminate" the healthy immune system, making the immune system less "pure and healthy".

References:

1. Facts About Chimeric Antigen Receptor (CAR) T-Cell Therapy, Leukemia and Lymphoma Society (2018). https://www.lls.org
2. Updated Analysis of JULIET Trial: Tisagenlecleucel in Relapsed or Refractory DLBCL (2018).
3. Eligibility Criteria for CAR-T Trials and Survival Rates in Chemorefractory DLBCL. Journal of Clinical Pathways (2018).

ThermoGenesis

ImmuneCyte's Easy Banking Procedures

– Preserving someone's healthy and unaffected immune cells with easy steps, under GMP compliance


200ml blood
shipped to ImmuneCyte's FDA/AABB accredited facility
Automated CAR-TXpress Platform,
Closed System, GMP compliant
Whole Blood
BMA
Leukapheresis
Stored in BioArchive®
Ship to CAR-T drug manufacturer used for CAR-T cell production when needed
Blood Drawn
Ship to ImmuneCyte processing center
Isolation of Immune Cells
Proprietary CAR-TXpress™ Platform
-196°C Cryopreservation
Automated BioArchive Pro® System
Immunotherapies
At medical centers, pre-approved

ThermoGenesis

CAR-TXpress Platform's Competitive Advantages

– Automated, fast, high throughput, GMP compliant, separates multi-components simultaneously



CAR-TXpress™
Multi-Component Automated Separation & Storage Capability



BioArchive®

Competitive Advantage	CAR-TXpress™ System	Ficoll® Reagent
I.P.	Proprietary	Generic
Method	Automated	Manual
Multi-component	Yes	No
Closed System	Yes	No
Processing Vol	240ml/cartridge	12.5 ml/tube
Throughput	0.2 hr/sample	4 hrs/sample
Use of Ficoll	No	Yes
Processing Time	30min	3-4 hours
GMP Compliance	GMP	Non-compliant
Cell Recovery		
Mononuclear Cells	94.5%	40%
RBC Depletion	>99%	>99%

Summary of Competitive Advantages

- *CAR-TXpress™ platform is capable of simultaneously isolate immune cells, platelets, serum from one blood sample.*
- *No use of any chemicals such as Ficoll, therefore allows safer use of archived immune cells in the future.*
- *Increases 16x fold of the throughput compared to existing manual immune cell processing technologies*

ThermoGenesis

Ability of Handling Large Volumes with High Efficiencies

– Traditional processing methods may require 100 GMP units and 120+ FTE to process ***200 units/day***


Needs 100 cGMP units
Traditional Technology
ImmuneCyte
Needs only 6 cGMP units
Needs >120 technicians
Traditional Technology
ImmuneCyte
Needs < 10 technicians

Superior Competitive Advantages

ThermoGenesis

A Significant Market Opportunity Exceeding **$30B** USD[1]

– The historic comparison of cord blood banking vs. immune cell banking

History of cord blood banking

First demonstration of clinical usefulness

First cord blood banking service established

1988
First successful hematopoietic stem cell (HSC) transplant using cord blood as a graft for a patient with Fanconi's anemia

1992
First use of cord blood drove cord blood banking industry. New York Blood Center started world's first cord blood bank in 1992, CBR started first private fee-for-service cord blood bank in the same year.

2016
*Cord blood has been used in the treatment of over 80 diseases. Globally, there more than 1000+ cord blood banks. The global cord blood banking market has reached **$29.7 Billion USD** by 2016.*

Source: BioInformant Worldwide, LLC (2018)

Fig 1. Growth of banked cord blood units since 1992



First approval of CAR-T immunotherapy

ImmuneCyte establishes immune cell banking service

2017
FDA approved 2 CAR-T cell treatment as breakthrough therapies for Acute Lymphoblastic Leukemia (ALL) and Non-Hodgkin's Lymphoma (NHL), citing over 83% response rate.

2019's
As of the end of September 2019, there were 800+ clinical trials for CAR-T therapies worldwide, targeting a wide variety of blood cancers and solid tumors.

Fig 2. The outlook for immune cell banking industry


Sales
Cord Blood Banking
Product extension
1
Immune Cell Banking
2
Introduction
Growth
Maturity
Decline
Time

[1] *Based on cord blood banking market, global market for immune cell banking could well exceed **$30 Billion USD***

ThermoGenesis

Investment Values and Peer Group Comparison

– With a strong cash position heading into 2020, ThermoGenesis is at inflection point moving forward


Cash Position
(in millions)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$2.2
$2.4
$2.2
$2.4
$2.8
$2.0
$2.8
2018 Q3
2018 Q4
2019 Q1
2019 Q2
2019 Q3
2019 Q3 Pro Forma
Cash on hand
Global distributor exclusivity fee

Scientific Tool and Service Companies
in Cell & Gene Therapy Field

Company Ticker	ThermoGenesis (Nasdaq:THMO)	Cryoport (Nasdaq:CYRX)	BioLife (Nasdaq:BLFS)
Business	Automated Cell Process Tools & Services	Shipping Logistic Services	Reagents & Buffers
Revenue (TTM)[1]	$14M	$26M	$22M
Profitability (TTM)[1]	Cash flow positive before EOY (Adj EBITDA)	($10M)	$3.5M
Cash on Hand	$4.8M[1] Pro Forma Q3	$81M	$19M
Stock Price[2]	$4.45	$15.56	$15.25
Market Cap[2]	$12M	$538M	$312M

[1] Pro forma cash position including global distribution fee, received on 10/1/19
[2] Market Cap data as of 11/15/19

ThermoGenesis

Experienced Leadership Team



Chris Xu, PhD, MBA, Chairman and Chief Executive Officer

20+ years in life sciences and pharmaceutical industry. Entrepreneur & investor, has invested in more than 20+ private and public companies. Invested close to $25 million into ThermoGenesis in the past three years.



Haihong Zhu, President

25+ years involved in stem cell field

10+ years of C-level experience in life science companies



Phil Coelho, Scientific Founder, Chief Technology Officer

Inventor of many of the legendary automated cellular processing products

Holder of 50+ US patents and 300+ international patents

30+ years of C-level experience with public life science companies



Jeff Cauble, Vice President of Finance and Principal Accounting Officer

20+ years in managerial roles within finance for both private and publicly traded companies



Mindy Wilke-Douglas, Vice President of Operations

20+ years of operation management and marketing experience in FDA regulated biotechnology and medical device companies

ThermoGenesis

Board of Directors



Chris Xu, PhD, MBA | Chairman & CEO

20+ years in life sciences and pharmaceutical industry. Entrepreneur & investor, has invested in more than 20+ private and public companies. Invested close to $25 million into ThermoGenesis in the past three years.



Russell Medford, MD, PhD | Director

Managing partner of the Salutramed Group, LLC. Served as the co-founder, president, chief executive officer and director of AtheroGenics, Inc. (Nasdaq:AGIX) and was a founding board member of Inhibitex, Inc. (Nasdaq:IHBX).



Joseph Thomis, PhD | Director

40+ years of experience in drug discovery, clinical development and commercialization. Played a major role in the registration of eight successful drugs while at Bristol-Myers Squibb. Senior executive roles at Quintiles.



James Xu, JD, LLM, Esq. | Director

20+ year of experience in intellectual properties, corporate law and litigation. Practicing attorney and licensed CPA in the State of Illinois. Mr. Xu is also a patent lawyer licensed by U.S. Patent and Trademark Office.



Mark Westgate, CPA | Director

20+ years of finance and accounting experience in both public and private life sciences companies. VP of finance at PCT Cell Therapy Services, LLC. Chief financial officer and treasurer for NexMed, Inc., later renamed Apricus Biosciences, Inc (Nasdaq:APRI).

ThermoGenesis

Pursuing Excellence for Cell Based Therapies

Cell Banking, Cell Process and Cell Therapy

Company Contact:

ThermoGenesis Holdings, Inc.
Wendy Samford
916-858-5191
ir@thermogenesis.com

Investor Contact:

Rx Communications
Paula Schwartz
917-322-2216
pschwartz@rxir.com

For more information:

For ThermoGenesis, visit:
www.thermogenesis.com
For ImmuneCyte, visit:
www.immunecyte.com

ThermoGenesis